SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2004

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13782	25-1615902

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Air Brake Avenue, Wilmerding, Pennsylvania		15148

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (412)-825-1000

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Press Release
Press Release

Item 5.  Other Events

On February 18, 2004 Westinghouse Air Brake Technologies Corporation issued a press release announcing the signing of additional contracts, worth about $100 million including options, to provide door operating systems, door panels and event recorders for New York City subway cars. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated into this Item 5 by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Westinghouse Air Brake Technologies Corporation Press Release dated February 18, 2004 announcing matter referenced in Item 5.

Exhibit 99.2	Westinghouse Air Brake Technologies Corporation Press Release dated February 18, 2004 announcing matter referenced in Item 12.

Item 12.  Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 18, 2004, Westinghouse Air Brake Technologies Corporation issued a press release reporting the financial results of the company for the quarter ended December 31, 2003. A copy of the press release is attached to this report as Exhibit 99.2 and incorporated into this Item 12 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (Registrant)

	By:	/s/ ALVARO GARCIA-TUNON

Date: February 19, 2004	Name: Title:	Alvaro Garcia-Tunon Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description and Method of Filing

99.1	Westinghouse Air Brake Technologies Corporation Press Release dated February 18, 2004 announcing matter referenced in Item 5, filed herewith.

99.2	Westinghouse Air Brake Technologies Corporation Press Release dated February 18, 2004 announcing matter referenced in Item 12, filed herewith.